UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 12, 2005
                                                          --------------




                            BEVERLY ENTERPRISES, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-9550             62-1691861
-------------------------------     ------------      -------------------
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer
        Incorporation)               File Number)     Identification No.)


         One Thousand Beverly Way
           Fort Smith, Arkansas                      72919
--------------------------------------------       ----------
  (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number including area code (479) 201-2000
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On April 12, 2005, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that it has reached an agreement with the Formation Capital consortium - comprised of Formation Capital LLC, Appaloosa Management LP, Franklin Mutual Advisers LLC, and Northbrook NBV - under which the consortium will terminate its proxy contest. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

              Exhibit No.       Exhibit
              -----------       -------------
                     99.1       Press Release



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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 12, 2005            BEVERLY ENTERPRISES, INC.


                                  By:  /s/Pamela H. Daniels
                                    ------------------------------------
                                  Name:   Pamela H. Daniels
                                  Title:  Senior Vice President, Controller and
                                          Chief Accounting Officer


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




                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release



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